GEOVIC ANNOUNCES ANNUAL STOCKHOLDER MEETING, FOLLOW-UP INVESTOR MEETINGS

May 1, 2009 – Denver, CO - Geovic Mining Corp. (“Geovic” or the “Company”, TSX:GMC, OTC.BB:GVCM), is pleased to announce details of its Annual Stockholders’ meeting, to be held Denver, Colorado, as well as follow-up investor presentations in Grand Junction, Colorado, and Portland, Oregon, respectively.

The Annual Stockholders’ Meeting will be held on Monday, June 15th at 1:00 p,m. at 1200 17th Street, Suite 180 (the Tabor Center) in downtown Denver, Colorado. Attendance by both stockholders and potential investors is welcomed.

Registered stockholders can access the Company’s Notice of Annual Meeting, Proxy Statement, and online Proxy voting at www.proxyvote.com, using a control number that will be furnished to each stockholder by mail along with written instructions. Proxy voting can then be completed using the internet, telephone, or by requesting written materials, following the instructions given at that website.

Additionally, follow-up investor presentations will be held later that week in Grand Junction, Colorado, and Portland, Oregon, respectively.

The Grand Junction presentation will be held on Wednesday, June 17th from 12:00 pm to 2:00 pm at the Doubletree Hotel, 743 Horizon Drive, Grand Junction, Colorado. Members of Geovic’s senior management team will be present at this meeting, and lunch will be served.

The Portland meeting will be held on Saturday, June 20th from 9:00 am to 12:00 pm at the Embassy Suites in the Portland Airport complex at 7900 NE 82nd Avenue, Portland, Oregon. Attending this meeting will be members of Geovic’s senior management team and Bill Mitchell, Executive Director of GeoAid International, with continental breakfast planned to be served.

To RSVP for either the Grand Junction or Portland presentations, please contact Charlene Shell at 970-256-9681 or via email at office@geovic.net.

Geovic Background

Geovic is a U.S.-based corporation whose principal asset is a significant cobalt-nickel-manganese deposit in the Republic of Cameroon. Additionally, the company holds a diverse portfolio of energy, precious metals, , and uranium projects in the United States, operated through wholly-owned subsidiary Geovic Energy (www.geovicenergy.com).

AAdditional Company and project information may be found on the websites www.sedar.com and www.sec.gov. For more information, please go to www.geovic.net or contact:

Andrew C. Hoffman, CFA			Vanguard Shareholder Solutions	Torrey Hills Capital
VP, Investor Relations			Direct (604) 608-0824	Direct (858) 456-7300
Geovic Mining Corp.			Toll-Free (866) 801-0779	info@torreyhillscapital.com
Direct	(720)	350-4130	ir@vanguardsolutions.ca
Toll-Free	(888)	350-4130
ahoffman@geovic.net

On behalf of the Board John E. Sherborne, CEO and Director

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of applicable Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the future price of metals; the estimation of mineral reserves and resources; the timing and amount of estimated future production, anticipated completion date for programs related to the Project, costs of production, and capital expenditures; costs and timing of the development of new deposits; and success of exploration activities, permitting time lines, currency fluctuations, requirements for additional capital, government regulation of mining operations, environmental risks, unanticipated reclamation expenses, title disputes or claims and limitations on insurance coverage. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or state that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to operations; actual results of current exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore reserves, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labour disputes, other risks of the mining industry, delays in obtaining governmental approvals or financing or in the completion of development or construction activities and other factors as described in detail in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.